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                                                                   EXHIBIT 10.30



                               SECOND AMENDMENT TO
                AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER

         THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT ("Second Amendment") made and delivered as of the 23rd day of March, 2001, by and between SUPERIOR CONSULTANT HOLDINGS CORPORATION (the "Company"), and COMERICA BANK (the "Bank").

                                   WITNESSETH

         WHEREAS, the Company and the Bank have previously entered into a certain Amended and Restated Credit Agreement dated as of September 12, 2000, as amended by an Amendment dated October 26, 2000 (the "Credit Agreement"); and

         WHEREAS, the Bank and the Company desire to amend the Credit Agreement to modify certain provisions of the Credit Agreement; and

         NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, the Company and the Bank agree as follows:

         1. The definition of "Borrowing Base" set forth in Section 1 of the Credit Agreement is amended to read in its entirety as follows:

            "'Borrowing Base' shall mean as of any date of determination an amount equal to sixty percent (60%) of Company's Eligible Accounts."

         2. Subparagraph (a) of the definition of "Eligible Account" is amended to change the reference to "ninety (90) days" to read "sixty (60) days".

         3. The definition of "Liquidity" set forth in Section 1 of the Agreement is amended to read in its entirety as follows:

            "'Liquidity' shall mean as of any date of determination all Cash and Cash Equivalents of Company and its Consolidated Subsidiaries (excluding ComTrust) as of such date less an amount equal to the outstanding principal amount of the Advances as of such date."

         4. Sections 2.1 and 2.9 of the Agreement are amended to change each reference therein to "Fifteen Million Dollars ($15,000,000)" to read "Eight Million Dollars ($8,000,000)".

         5. Section 7.2 of the Agreement is amended to read in its entirety as follows:

            "Maintain as of the end of each month, Liquidity of not less than $5,000,000."



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         6. Section 7.4 is amended to read in its entirety as follows:

            "Maintain for each month and quarter, as applicable, earnings from operations (earnings prior to interest income and interest expense, gains on sale of assets or securities and all other extraordinary gains determined on a consolidated basis, but excluding ComTrust, and determined on a cumulative basis for the monthly test and on a quarterly basis for the quarterly test) of not less than the following amounts for the months and quarters specified below:

         -----------------------------------------------------------------------
                      MONTH                                    AMOUNT
         -----------------------------------------------------------------------
                  January, 2001                            ($3,500,000)
                 February, 2001                            ($2,000,000)
                   March, 2001                             ($1,000,000)
               April, May and June, 2001                   ($1,000,000)
             July, August and September, 2001               ($500,000)
         October, 2001 and each month thereafter                $0
         -----------------------------------------------------------------------
                 QUARTER ENDING                                AMOUNT
         -----------------------------------------------------------------------

                 March 31, 2001                            ($5,250,000)
                  June 30, 2001                            ($2,250,000)
               September 30, 2001                               $0
         December 31, 2001 and each quarter thereafter      $1,000,000"
         -----------------------------------------------------------------------

         7. Company violated the provisions of Section 7.4 of the Agreement for the periods ended November 30, 2000 and December 31, 2000. Bank hereby waives such covenant violations for the periods ended November 30, 2000 and December 31, 2000. This waiver shall not act as a consent or waiver of any other transaction, act or omission, whether related or unrelated thereto, including any noncompliance with such covenant for any period other than the periods ended November 30, 2000 and December 31, 2000. This waiver shall not extend to or affect any obligation, covenant, agreement or default not expressly waived hereby.

         8. Exhibit "B" to the Agreement is deleted and attached Exhibit "B" is substituted therefor.

         9. The Company hereby represents and warrants that, after giving effect to the amendments and waivers contained herein, (a) execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Credit Agreement are within Company's corporate powers, have been duly authorized, are not in contravention of law or the terms of Company's Articles of Incorporation or Bylaws, and do not require the consent or approval of any governmental body, agency, or authority; and this Amendment and any other documents and instruments required under this Amendment or the Credit Agreement,




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will be valid and binding in accordance with their terms; (b) the continuing representations and warranties of the Company set forth in Sections 6.1 through
6.17 of the Credit Agreement are, taking into account all waivers and consents heretofore given by the Bank to the Company, true and correct on and as of the date hereof with the same force and effect as made on and as of the date hereof; and (c) no event of default, or condition or event which, with the giving of notice or the running of time, or both, would constitute an event of default under the Credit Agreement, has occurred and is continuing as of the date hereof.

         10. This Amendment shall be effective upon (a) execution hereof by Company and Bank, (b) execution and delivery by Company to Bank of a replacement promissory note in the form attached hereto, and (c) execution and delivery to Bank by the Guarantors of a Reaffirmation of Guaranty in form acceptable to the Bank.

         11. Except as expressly amended herein, the Credit Agreement shall remain in full force and effect, and the Company hereby ratifies, confirms, and agrees to be bound by the terms of the Credit Agreement as amended hereby.

         IN WITNESS WHEREOF, the Company and the Bank have caused this Second Amendment to be executed by their duly authorized officials as of the day and year first written above.


                                 SUPERIOR CONSULTANT HOLDINGS CORPORATION


                                 By: /s/ RICHARD R. SORENSEN
                                     -------------------------------------------
                                 Its: Vice President and Chief Financial Officer
                                      ------------------------------------------



                                 COMERICA BANK


                                 By: /s/ NORMAN L. BIRD
                                    -------------------------------------------
                                 Its: Vice President


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                                   EXHIBIT "B"

                              REVOLVING CREDIT NOTE

                                                               Detroit, Michigan
$8,000,000                                                        March 23, 2001


         On or before the Revolving Credit Maturity Date, FOR VALUE RECEIVED, Superior Consultant Holdings Corporation, a Delaware corporation, (herein called "Company") promises to pay to the order of COMERICA BANK, a Michigan banking corporation (herein called "Bank") at its Main Office at 500 Woodward Avenue, Detroit, Michigan, in lawful money of the United States of America the indebtedness or so much of the sum of Eight Million Dollars ($8,000,000) as may from time to time have been advanced and then be outstanding hereunder pursuant to the Credit Agreement dated as of September 12, 2000, made by and between Company and Bank (as amended from time to time, herein called "Agreement"), together with interest thereon as hereinafter set forth.

         Each of the Advances hereunder shall bear interest at the Applicable Interest Rate from time to time applicable thereto under the Agreement or as otherwise determined thereunder, and interest shall be computed, assessed and payable as set forth in the Agreement.

         This Note is a note under which advances, repayments and readvances may be made from time to time, subject to the terms and conditions of the Agreement. This Note evidences borrowing under, is subject to, is secured in accordance with, and may be matured under, the terms of the Agreement, to which reference is hereby made. As additional security for this Note, Company grants Bank a lien on all property and assets including deposits and other credits of the Company, at any time in possession or control of or owing by Bank for any purpose.

         Company hereby waives presentment for payment, demand, protest and notice of dishonor and nonpayment of this Note and agrees that no obligation hereunder shall be discharged by reason of any extension, indulgence, or forbearance granted by any holder of this Note to any party now or hereafter liable hereon. Any transferees of, or endorser, guarantor or surety paying this
Note in full shall succeed to all rights of Bank, and Bank shall be under no further responsibility for the exercise thereof or the loan evidenced hereby. Nothing herein shall limit any right granted Bank by other instrument or by law.

         This Note is a replacement for a Revolving Credit Note dated September 12, 2000 in the principal amount of $15,000,000 by Company payable to Bank.


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         All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

                                       SUPERIOR CONSULTANT HOLDINGS CORPORATION



                                       By:
                                         ---------------------------------------


                                       Its:
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